MILESTONE

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

ANNUAL REPORT

DECEMBER 31, 2009

This is a copy of the annual report of the separate account in which your Monarch Life Insurance Company variable annuity contract invests. We take pride in our continued commitment to provide prompt, courteous service to our contract owners. For inquiries regarding your contract, please call our Annuity Service Center at 1-800-654-0050.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company

and Contract Owners of Monarch Life Insurance Company Invested in Separate Account VA:

In our opinion, the accompanying statements of net assets and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account VA of Monarch Life Insurance Company at December 31, 2009 and 2008, and the results of their operations and changes in each of their net assets for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Monarch Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

March 19, 2010

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

STATEMENT OF NET ASSETS AT DECEMBER 31, 2009

	Cost	Shares	Market Value
ASSETS
Investment in BlackRock Variable Series Funds, Inc.:
BlackRock Money Market V.I. Fund	$1,148	1,148	$1,148
BlackRock Government Income V.I. Fund	20,063	1,885	18,812
BlackRock High Income V.I. Fund	14,895	2,009	13,426
BlackRock Large Cap Core V.I. Fund	71,993	2,548	53,610
BlackRock Value Opportunities V.I. Fund	187,758	9,493	130,906
BlackRock Global Allocation V.I. Fund	94,822	8,288	123,652
BlackRock Basic Value V.I. Fund	153,750	11,507	123,699

Total Invested Assets	$544,429		465,253

Dividend Receivable			178

Total Assets			465,431

Net Assets			$465,431

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

STATEMENT OF NET ASSETS AT DECEMBER 31, 2008

	Cost	Shares	Market Value
ASSETS
Investment in BlackRock Variable Series Funds, Inc.:
BlackRock Money Market V.I. Fund	$1,162	1,162	$1,162
BlackRock Government Income V.I. Fund	23,545	2,191	23,711
BlackRock High Income V.I. Fund	14,059	1,846	8,661
BlackRock Large Cap Core V.I. Fund	153,114	5,879	102,181
BlackRock Value Opportunities V.I. Fund	205,068	10,192	110,172
BlackRock Global Allocation V.I. Fund	93,796	8,257	103,457
BlackRock Basic Value V.I. Fund	153,641	11,456	95,661

Total Invested Assets	$644,385		445,005

Dividend Receivable			118

Total Assets			445,123

LIABILITIES
Payable to Monarch Life Insurance Company			9

Total Liabilities			9

Net Assets			$445,114

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Total	BlackRock Money Market V.I. Division	BlackRock Government Income V.I. Division	BlackRock High Income V.I. Division	BlackRock Large Cap Core V.I. Division	BlackRock Value Opportunities V.I. Division	BlackRock Global Allocation V.I. Division	BlackRock Basic Value V.I. Division
Investment Income:
Dividends	$7,562	$2	$728	$1,028	$650	$777	$2,120	$2,257
Expenses:
Risk Charges and Administrative Expenses	(5,861)	(16)	(271)	(154)	(909)	(1,525)	(1,541)	(1,445)

Net Investment Income (Loss)	1,701	(14)	457	874	(259)	(748)	579	812

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	(32,887)	—	(165)	(49)	(22,271)	(10,164)	455	(693)
Net Unrealized Gains (Losses)	120,201	—	(1,415)	3,923	32,551	38,044	19,169	27,929
Capital Gain Distributions	447	—	447	—	—	—	—	—

Net Gains (Losses)	87,761	—	(1,133)	3,874	10,280	27,880	19,624	27,236

Net Increase (Decrease) in Net Assets Resulting from Operations	89,462	(14)	(676)	4,748	10,021	27,132	20,203	28,048

Transfers Due to Terminations	(69,145)	—	(4,172)	20	(58,588)	(6,394)	(5)	(6)

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	(69,145)	—	(4,172)	20	(58,588)	(6,394)	(5)	(6)

Total Increase (Decrease) in Net Assets	20,317	(14)	(4,848)	4,768	(48,567)	20,738	20,198	28,042
Net Assets - Beginning of Year	445,114	1,162	23,740	8,757	102,176	110,166	103,456	95,657

Net Assets - End of Year	$465,431	$1,148	$18,892	$13,525	$53,609	$130,904	$123,654	$123,699

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Total	BlackRock Money Market V.I. Division	BlackRock Government Income V.I. Division	BlackRock High Income V.I. Division	BlackRock Large Cap Core V.I. Division	BlackRock Value Opportunities V.I. Division	BlackRock Global Allocation V.I. Division	BlackRock Basic Value V.I. Division
Investment Income:
Dividends	$14,529	$4,400	$586	$1,028	$1,713	$1,151	$2,615	$3,036
Expenses:
Risk Charges and Administrative Expenses	(12,736)	(1,975)	(321)	(161)	(1,903)	(4,915)	(1,672)	(1,789)

Net Investment Income (Loss)	1,793	2,425	265	867	(190)	(3,764)	943	1,247

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	(147,580)	—	(60)	(42)	(145)	(147,689)	658	(302)
Net Unrealized Gains (Losses)	(103,170)	—	1,176	(4,602)	(69,625)	58,848	(28,814)	(60,153)
Capital Gain Distributions	9,717	—	50	—	2,947	4,831	468	1,421

Net Gains (Losses)	(241,033)	—	1,166	(4,644)	(66,823)	(84,010)	(27,688)	(59,034)

Net Increase (Decrease) in Net Assets Resulting from Operations	(239,240)	2,425	1,431	(3,777)	(67,013)	(87,774)	(26,745)	(57,787)

Transfers Due to Terminations	(850,724)	(342,420)	(995)	(5)	6	(506,817)	(250)	(243)

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	(850,724)	(342,420)	(995)	(5)	6	(506,817)	(250)	(243)

Total Increase (Decrease) in Net Assets	(1,089,964)	(339,995)	436	(3,782)	(67,007)	(594,591)	(26,995)	(58,030)
Net Assets - Beginning of Year	1,535,078	341,157	23,304	12,539	169,183	704,757	130,451	153,687

Net Assets - End of Year	$445,114	$1,162	$23,740	$8,757	$102,176	$110,166	$103,456	$95,657

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION

Monarch Life Insurance Company Separate Account VA (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act). Each of the seven investment divisions of the Account are invested solely in the shares of seven corresponding separate funds of the BlackRock Variable Series Funds, Inc. (the Funds), an open-end management investment company registered under the 1940 Act. BlackRock Advisors, LLC, is the investment advisor for the Funds.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the contract owners participating in the Account.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS: The investments in shares of the Funds are stated at market value, which is the net asset value per share of the respective Funds. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed is determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (Continued)

ACCOUNTING STANDARDS CODIFICATION: In June 2009, the Financial Accounting Standards Board (FASB) approved the FASB Accounting Standards Codification (ASC), or Codification. Codification creates a single source of authoritative nongovernmental generally accepted accounting principles in the United States of America.

SUBSEQUENT EVENTS: In May 2009, the FASB amended ASC 855, “Subsequent Events.” ASC 855, as amended, establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The standard also includes new required disclosure of the date through which an entity has evaluated subsequent events.

As of March 19, 2010, the date in which the financial statements were issued, management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2009, which require recognition or disclosure in the financial statements.

FAIR VALUE MEASUREMENT: On January 1, 2008, the Account adopted ASC 820, “Fair Value Measurements and Disclosures.” At December 31, 2009 and December 31, 2008, all the Account’s recurring fair value measurements, which consist solely of mutual funds, represent Level 1 fair value measurements, which, as defined in ASC 820, are quoted prices in active markets for identical securities.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2009 are shown below:

	Purchases	Sales
BlackRock Money Market V.I. Fund	$2	$16
BlackRock Government Income V.I. Fund	1,175	4,475
BlackRock High Income V.I. Fund	1,028	134
BlackRock Large Cap Core V.I. Fund	650	59,500
BlackRock Value Opportunities V.I. Fund	777	7,923
BlackRock Global Allocation V.I. Fund	2,120	1,549
BlackRock Basic Value V.I. Fund	2,257	1,455

Totals	$8,009	$75,052

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks and administrative expenses related to the operations of the Account. Monarch Life deducts a daily charge from the assets of the Account to cover these risks. This charge is, on an annual basis, equal to a rate of 1.4% (0.85% for mortality risks, 0.40% for expense risks, and 0.15% for administrative charges) of the daily net assets of the Account.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2009 are shown below:

	Issued	Redeemed	Net Decrease
BlackRock Money Market V.I. Division	—	—	—
BlackRock Government Income V.I. Division	—	167	(167)
BlackRock High Income V.I. Division	—	—	—
BlackRock Large Cap Core V.I. Division	—	1,809	(1,809)
BlackRock Value Opportunities V.I. Division	—	60	(60)
BlackRock Global Allocation V.I. Division	—	—	—
BlackRock Basic Value V.I. Division	—	—	—

NOTE 6-CONTRACT CHARGES

An annual contract maintenance charge of $30 may be assessed annually by Monarch Life during a contract’s accumulation period.

Premium tax may be assessed to a contract. Premium taxes (if any) vary from state to state, are primarily calculated on premium amounts, and range from 0.5% to 3.0%.

Withdrawal charges may be assessed to a contract if withdrawals are made in excess of certain amounts or are made in certain years. Withdrawal charges (if any) range from 1% to 5% of the amount withdrawn and the cumulative total of all withdrawal charges is guaranteed never to exceed 5% of a contract’s total purchase payments.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 7-CONTRACT OWNERS’ ACCUMULATION VALUES

Contract owners’ accumulation values for 2009, 2008, 2007, 2006, and 2005 consist of the following:

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Accumulation Value	Investment Income Ratio*	Expenses as a % of Average Accumulation Value**	Total Return***
2009
BlackRock Money Market V.I. Division	75	$15.36	$1,148	0.13%	1.40%	(1.22)%
BlackRock Government Income V.I. Division	771	24.50	18,892	3.82%	1.40%	(3.16)%
BlackRock High Income V.I. Division	506	26.76	13,525	9.19%	1.40%	54.50%
BlackRock Large Cap Core V.I. Division	1,389	38.61	53,609	1.02%	1.40%	20.85%
BlackRock Value Opportunities V.I. Division	927	141.16	130,904	0.72%	1.40%	26.56%
BlackRock Global Allocation V.I. Division	3,472	35.62	123,654	1.92%	1.40%	19.53%
BlackRock Basic Value V.I. Division	2,694	45.91	123,699	2.18%	1.40%	29.32%

2008
BlackRock Money Market V.I. Division	75	$15.55	$1,162	3.83%	1.40%	1.11%
BlackRock Government Income V.I. Division	938	25.30	23,741	2.56%	1.40%	6.30%
BlackRock High Income V.I. Division	506	17.32	8,758	9.03%	1.40%	(30.19)%
BlackRock Large Cap Core V.I. Division	3,198	31.95	102,176	0.85%	1.40%	(39.60)%
BlackRock Value Opportunities V.I. Division	988	111.54	110,167	0.55%	1.40%	(40.88)%
BlackRock Global Allocation V.I. Division	3,472	29.80	103,454	2.54%	1.40%	(20.53)%
BlackRock Basic Value V.I. Division	2,694	35.50	95,657	2.05%	1.40%	(37.65)%

2007
BlackRock Money Market V.I. Division	22,177	$15.38	$341,157	5.07%	1.40%	3.43%
BlackRock Government Income V.I. Division	979	23.80	23,304	5.17%	1.40%	2.63%
BlackRock High Income V.I. Division	506	24.81	12,540	7.85%	1.40%	1.02%
BlackRock Large Cap Core V.I. Division	3,198	52.90	169,183	1.00%	1.40%	6.83%
BlackRock Value Opportunities V.I. Division	3,736	188.66	704,758	0.27%	1.40%	(2.28)%
BlackRock Global Allocation V.I. Division	3,479	37.50	130,449	2.19%	1.40%	15.38%
BlackRock Basic Value V.I. Division	2,699	56.94	153,687	1.52%	1.40%	0.39%

2006
BlackRock Money Market V.I. Division	23,194	$14.87	$344,937	4.42%	1.40%	3.05%
BlackRock Government Income V.I. Division	1,656	23.19	38,404	4.51%	1.40%	2.47%
BlackRock High Income V.I. Division	506	24.56	12,414	7.49%	1.40%	8.00%
BlackRock Large Cap Core V.I. Division	3,645	49.52	180,512	0.91%	1.40%	13.14%
BlackRock Value Opportunities V.I. Division	6,164	193.06	1,190,014	0.29%	1.40%	11.25%
BlackRock Global Allocation V.I. Division	7,843	32.50	254,939	2.74%	1.40%	14.88%
BlackRock Basic Value V.I. Division	2,699	56.72	153,081	1.35%	1.40%	20.17%

2005
Mercury Domestic Money Market V.I. Division	23,444	$14.43	$338,205	2.68%	1.40%	1.26%
Mercury Government Bond V.I. Division	1,656	22.63	37,475	4.41%	1.40%	1.80%
Mercury High Current Income V.I. Division	506	22.74	11,497	8.32%	1.40%	0.04%
Mercury Large Cap Core V.I. Division	4,149	43.77	181,592	0.43%	1.40%	11.63%
Mercury Value Opportunities V.I. Division	6,084	173.53	1,055,743	0.28%	1.40%	8.85%
Mercury Global Allocation V.I. Division	7,843	28.29	221,849	2.39%	1.40%	9.02%
Mercury Basic Value V.I. Division	3,902	47.20	184,147	1.25%	1.40%	1.53%

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 7-CONTRACT OWNERS’ ACCUMULATION VALUES (Continued)

*	These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.
**	These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a contract (through the redemption of units) are excluded.
***	These ratios represent the total return of the Account’s divisions. The ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. The ratios do not include any contract charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the contracts maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

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